================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM T-1

                             ----------------------


                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                             ----------------------


          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                         PURSUANT TO SECTION 305(b)(2)

                             ----------------------


                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)

   303 PEACHTREE STREET, 30TH FLOOR              30308                     58-0466330
           ATLANTA, GEORGIA                   (Zip Code)      (I.R.S. employer identification no.)
(Address of principal executive offices)


                             ----------------------


                                  KELLY MATHIS
                                  SUNTRUST BANK
                               25 PARK PLACE, N.E.
                                   24TH FLOOR
                           ATLANTA, GEORGIA 30303-2900
                                 (404) 588-7063
            (Name, address and telephone number of agent for service)

                             ----------------------


            GEORGIA                           CERTEGY INC.                          58-2606325
(State or other jurisdiction of   (exact name of obligor as specified    (IRS employer identification no.)
incorporation or organization)               in its charter)

                                                                                       30004
   11720 AMBER PARK DRIVE, SUITE 600                                                (Zip Code)
          ALPHARETTA, GEORGIA
(Address of principal executive offices)


                             ----------------------


                              4.75% NOTES DUE 2008
                       (Title of the indenture securities)

================================================================================

1.       General information.

         Furnish the following information as to the trustee--

                  Name and address of each examining or supervising authority to which it is subject.

                  DEPARTMENT OF BANKING AND FINANCE,
                  STATE OF GEORGIA
                  ATLANTA, GEORGIA

                  FEDERAL RESERVE BANK OF ATLANTA
                  1000 PEACHTREE STREET
                  ATLANTA, GEORGIA

                  FEDERAL DEPOSIT INSURANCE CORPORATION
                  WASHINGTON, D.C.

                  Whether it is authorized to exercise corporate trust powers.

                  YES.


2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         NONE.


3-12 NO RESPONSES ARE INCLUDED FOR ITEMS 3 THROUGH 12. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13, THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.


13.      Defaults by the Obligor.


         (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

         THERE IS NOT AND HAS NOT BEEN ANY DEFAULT UNDER THIS INDENTURE.

         (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

         THERE HAS NOT BEEN ANY SUCH DEFAULT.


14-15 NO RESPONSES ARE INCLUDED FOR ITEMS 14 AND 15. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13, THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.

16.      List of Exhibits.

         List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

         (1) A copy of the Articles of Amendment and Restated Articles of Association of the trustee as now in effect (Exhibit 1 to Form T-1, Registration No. 333-82717 filed by ONEOK, Inc.).

         (2) A copy of the certificate of authority of the trustee to commence business (Exhibit 2 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation).

         (3) A copy of the authorization of the trustee to exercise corporate trust powers (Exhibits 2 and 3 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation).

         (4) A copy of the existing by-laws of the trustee as now in effect (Exhibit 4 to Form T-1, Registration No. 333-82717 filed by ONEOK, Inc.).

         (5)      Not applicable.

         (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

         (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on June 30, 2003.

         (8)      Not applicable.

         (9)      Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 24th day of September, 2003.

                                  SUNTRUST BANK


                                  By: /s/ Kelly Mathis
                                      -----------------------------------------
                                      Name: Kelly Mathis
                                      Title: Trust Officer

                              EXHIBIT 1 TO FORM T-1

                            ARTICLES OF AMENDMENT AND
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                                  SUNTRUST BANK


             (Incorporated by reference from Exhibit 1 to Form T-1,
                Registration No. 333-82717 filed by ONEOK, Inc.)

                              EXHIBIT 2 TO FORM T-1

                            CERTIFICATE OF AUTHORITY
                                       OF
                       SUNTRUST BANK TO COMMENCE BUSINESS


             (Incorporated by reference from Exhibit 2 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation)

                              EXHIBIT 3 TO FORM T-1

                                  AUTHORIZATION
                                       OF
                            SUNTRUST BANK TO EXERCISE
                             CORPORATE TRUST POWERS


          (Incorporated by reference from Exhibits 2 and 3 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation)

                              EXHIBIT 4 TO FORM T-1

                                     BY-LAWS
                                       OF
                                  SUNTRUST BANK


             (Incorporated by reference from Exhibit 4 to Form T-1,
                Registration No. 333-82717, filed by ONEOK, Inc.)

                              EXHIBIT 5 TO FORM T-1


                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE


         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of 4.75% Notes Due 2008 of Certegy Inc., SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                  SUNTRUST BANK


                                   By: /s/ Kelly Mathis
                                      -----------------------------------------
                                        Name: Kelly Mathis
                                             ----------------------------------
                                        Title: Trust Officer
                                              ---------------------------------

                              EXHIBIT 7 TO FORM T-1

                               REPORT OF CONDITION
                                   (ATTACHED)

================================================================================
SunTrust Bank                               FFIEC 031
303 PEACHTREE STREET, NORTHEAST             Consolidated Report of Condition
ATLANTA, GA 30308                           for June 30, 2003
Certificate Number: 00867
================================================================================

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 2003

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET                                                 C400

Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------------

ASSETS

1. Cash and balances due from depository institutions (from Schedule RC-A):                               RCFD
                                                                                                          ----
                                                                                                                 -------------
   a.  Non-interest bearing balances and currency and coin (1)......................................      0081      4,469,018  1.a
                                                                                                                 -------------
   b.  Interest-bearing balances (2)................................................................      0071         15,820  1.b
                                                                                                                 -------------
2. Securities:
                                                                                                                 -------------
   a.  Held-to-maturity securities (from Schedule RC-B, column A)...................................      1754              0  2.a
                                                                                                                 -------------
   b.  Available-for-sale securities (from Schedule RC-B, column D).................................      1773     19,854,955  2.b
                                                                                                                 -------------
3. Federal funds sold and securities purchased under agreements to resell:                                RCON
                                                                                                          ----
                                                                                                                 -------------
    a. Federal funds sold in domestic offices.......................................................      B987        436,600  3.a
                                                                                                                 -------------
                                                                                                          RCFD
                                                                                                                 -------------
    b. Securities purchased under agreements to resell (3)..........................................      B989      3,771,321  3.b
                                                                                                                 -------------
4. Loans and lease financing receivables (from Schedule RC-C):
                                                                                                                 -------------
   a.  Loans and leases held for sale........................................                             5369      9,037,490  4.a
                                                                                            -----------          -------------
   b.  Loans and leases, net of unearned income..............................      B528     75,008,023                         4.b
                                                                                            -----------
   c.  LESS: Allowance for loan and lease losses.............................      3123        932,810                         4.c
                                                                                            -----------          -------------
   d.  Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)..................      B529     74,075,213
                                                                                                                 -------------
5.  Trading assets (from Schedule RC-D).............................................................      3545      1,472,750  5
                                                                                                                 -------------
6.  Premises and fixed assets (including capitalized leases)........................................      2145      1,296,757  6
                                                                                                                 -------------
7.  Other real estate owned (from Schedule RC-M)....................................................      2150         29,826  7
                                                                                                                 -------------
8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)........      2130              0  8
                                                                                                                 -------------
9.  Customers' liability to this bank on acceptances outstanding....................................      2155         84,980  9
                                                                                                                 -------------
10. Intangible assets:                                                                                                         10
                                                                                                                 -------------
    a. Goodwill.....................................................................................      3163        862,393  10.a
                                                                                                                 -------------
    b. Other intangible assets from Schedule RC-M...................................................      0426        607,990  10.b
                                                                                                                 -------------
11. Other assets (from Schedule RC-F)...............................................................      2160      2,730,050  11
                                                                                                                 -------------
12. Total assets (sum of items 1 through 11)........................................................      2170    118,745,163  12
                                                                                                                 -------------

================================================================================
SunTrust Bank                                  FFIEC 031
303 PEACHTREE STREET, NORTHEAST                Consolidated Report of Condition
ATLANTA , GA 30308                             for June 30, 2003
Certificate Number: 00867
================================================================================

SCHEDULE RC - CONTINUED

                                                                                        Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------


LIABILITIES

13. Deposits:                                                                                             RCON
                                                                                                          ----
                                                                                                                 ------------
    a. In domestic offices (sum of totals of columns A and C from Schedule                                2200    74,459,262  13.a
       RC-E, part I):
                                                                                            -----------          ------------
       (1) Noninterest-bearing (4)...........................................      6631     10,248,343                        13.a.1
                                                                                            -----------
       (2) Interest-bearing..................................................      6636     64,210,919                        13.a.2
                                                                                            -----------   RCFN
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                                      ----   ------------
       (from Schedule RC-E, part II).........................................                             2200     2,934,964  13.b
                                                                                            -----------          ------------
       (1) Noninterest-bearing (4)...........................................      6631              0                        13.b.1
                                                                                            -----------
       (2) Interest-bearing..................................................      6636      2,934,963                        13.b.2
                                                                                            -----------
14. Federal funds purchased and securities sold under agreements to repurchase:                           RCON
                                                                                                          ----
                                                                                                                 ------------
    a. Federal funds purchased in domestic offices (5)..............................................      B993     8,979,352  14.a
                                                                                                                 ------------
                                                                                                          RCFD
                                                                                                                 ------------
    b. Securities sold under agreements to repurchase (6)...........................................      B995     8,422,227  14.b
                                                                                                                 ------------
15. Trading liabilities (from Schedule RC-D)........................................................      3548     1,179,121  15
                                                                                                                 ------------
16. Other borrowed money (includes mortgage indebtedness and obligations under                                   ------------
    capitalized leases) (from Schedule RC-M)........................................................      3190     7,252,577  16
                                                                                                                 ------------
17. Not applicable..................................................................................
                                                                                                                 ------------
18. Bank's liability on acceptances executed and outstanding........................................      2920        84,980  18
                                                                                                                 ------------
19. Subordinated notes and debentures (7)...........................................................      3200     2,149,629  19
                                                                                                                 ------------
20. Other liabilities (from Schedule RC-G)..........................................................      2930     2,777,007  20
                                                                                                                 ------------
21. Total liabilities (sum of items 13 through 20)..................................................      2948   108,239,119  21
                                                                                                                 ------------
22. Minority interest in consolidated subsidiaries..................................................      3000     1,012,337  22
                                                                                                                 ------------
EQUITY CAPITAL
                                                                                                                 ------------
23. Perpetual preferred stock and related surplus...................................................      3838             0  23
                                                                                                                 ------------
24. Common stock....................................................................................      3230        21,600  24
                                                                                                                 ------------
25. Surplus (exclude all surplus related to preferred stock)........................................      3839     2,734,106  25
                                                                                                                 ------------
26. a. Retained earnings............................................................................      3632     5,845,041  26.a
                                                                                                                 ------------
    b. Accumulated other comprehensive income (8)...................................................      B530       892,960  26.b
                                                                                                                 ------------
27. Other equity capital components (9).............................................................      A130             0  27
                                                                                                                 ------------
28. Total equity capital (sum of items 23 through 27)...............................................      3210     9,493,707  28
                                                                                                                 ------------
29. Total liabilities, minority interest, and equity capital (sum of items 21, 22 and 28)...........      3300   118,745,163  29
                                                                                                                 ------------

    MEMORANDUM

    TO BE REPORTED WITH THE MARCH REPORT OF CONDITION.

1.  Indicated in the box at the right the number of the statement below that best describes the most comprehensive level of
    auditing work performed for the bank by independent external
    auditors as of any date during 2003                                                                   RCFD        Number
                                                                                                          ----   ------------
                                                                                                          6724           N/A  M.1
                                                                                                                 ------------

1=   Independent audit of the bank conducted in accordance                 5=  Directors' examination of the bank performed by
     with generally accepted auditing standards by a                           other external auditors (may be required by state
     certified public accounting firm which submits a                          chartering authority)
     report on the bank
2=   Independent audit of the bank's parent holding                        6=  Review of the bank's financial statements by external
     company conducted in accordance with generally                            auditors
     accepted auditing standards by a certified public
     accounting firm which submits a report on the
     consolidated holding company (but not on the bank
     separately)
                                                                           7= Compilation of the bank's financial statements by
                                                                               external auditors
3=   Attestation on bank management's assertion on the
     effectiveness of the bank's internal control over                     8=  Other audit procedures (excluding tax preparation
     financial reporting by a certified public accounting                       work)
     firm
4=   Directors' examination of the bank conducted in                       9=  No external audit work
     accordance with generally accepted auditing standards
     by a certified public accounting firm (may be required
     by state chartering authority)


-----------------
(1)      Includes cash items in process of collection and unposted debits.

(2)      Includes time certificates of deposit not held for trading.

(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

(4) Includes total demand deposits and noninterest-bearing time and savings deposits.

(5) Report overnight Federal Home Loan Bank advances and Schedule RC, item 16, "other borrowed money."

(6) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.

(7)      Includes limited-life preferred stock and related surplus.

(8) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(9)      Includes treasury stock and unearned Employee Stock Ownership Plan
         Shares.

                              EXHIBIT 8 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 9 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)